UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

(Address of principal executive offices) (Zip code)

Michael B. Orkin

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

(Name and address of agent for service)

Copies to:

Ben Mollozzi

Wade Bridge

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Registrant’s telephone number, including area code: 1-800-467-7903

Date of fiscal year end: April 30

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

A NO-LOAD MUTUAL FUND
TICKER SYMBOL: **COAGX**

CALDWELL & ORKIN®

MANAGING FOR RISK
AS WELL AS RETURN

MARKET OPPORTUNITY FUND

SEMI-ANNUAL REPORT October 31, 2017

Managed By:
GATOR CAPITAL MANAGEMENT, LLC
(800) 467-7903
100 S. Ashley Drive, Suite 895
Tampa, Florida 33602

Table of Contents	Caldwell & Orkin Market Opportunity Fund
October 31, 2017 (Unaudited)

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
October 31, 2017 (Unaudited)

Dear Fellow Shareholder:

We are honored to have been appointed the interim advisor of the Caldwell & Orkin Market Opportunity Fund (the “Fund”). I started Gator Capital in 2008 and have managed a private long/short fund since then.

We would like to thank Michael Orkin for his stewardship of the Fund for the past 25 years. He was dedicated to protecting shareholder capital, especially during the Dot-com bust of 2000-02 and the Great Financial Crisis of 2007-09. We wish Mr. Orkin a productive and fulfilling retirement. We will strive to continue Mr. Orkin’s dedication to positive absolute returns in the Fund.

We are balanced in our view of the U.S. equity markets. On the positive side, the economy continues to post solid growth, the passage of tax reform may accelerate the economy and drive corporate earnings higher, and there is strong positive momentum in the equity markets. We see the headwinds to equities from higher than normal valuations, the ongoing destruction of legacy business models due to the Internet and the end of Quantitative Easing by the Federal Reserve. We intend to drive returns through stock-picking while keeping an eye on the overall macroeconomic environment.

Please feel free to call or email me. My contact information is: (800) 282-7870 and derek.pilecki@gatorcapital.com.

Sincerely,

Derek S. Pilecki, CFA

Portfolio Manager

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-467-7903 or visit www.CaldwellOrkin.com for current month-end performance.

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Caldwell & Orkin Market Opportunity Fund	Investment Results
October 31, 2017 (Unaudited)

Average Annual Total Returns(a) as of October 31, 2017
	Six Months	One Year	Three Year	Five Year	Ten Year
Caldwell & Orkin Market Opportunity Fund	-0.87%	-1.15%	-0.20%	0.67%	0.86%
S&P 500 Total Return Index (b)	9.10%	23.63%	10.77%	15.18%	7.51%

Total annualized Fund operating expenses for the Fund is 2.10% as described in the Prospectus, dated August 28, 2017. This amount includes Acquired Fund Fees and Expenses, as well as interest and dividend expenses related to short sales, which if excluded would result in an annual operating expense rate of 1.40%. Additional information about the Fund’s current fees and expenses for the six months ended October 31, 2017 is contained in the Financial Highlights.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return Index. The S&P 500 Total Return Index is a widely recognized unmanaged index of 500 common stock prices adjusted to reflect the reinvestment of dividends and distributions. You may not invest directly in an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-467-7903.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Semi-Annual Report | October 31, 2017	3

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – LONG – 40.18%
Aerospace & Defense – 4.62%
BWX Technologies, Inc.	100	$5,992
General Dynamics Corp.	4,800	974,304
Lockheed Martin Corp.	2,900	893,664
Northrop Grumman Corp.	4,500	1,329,885
Raytheon Co.	5,400	973,080

		4,176,925

Apparel, Accessories & Luxury Goods – 1.04%
PVH Corp.	7,400	938,394

Application Software – 0.52%
Adobe Systems, Inc.*	2,700	472,932

Asset Management & Custody Banks – 1.58%
Apollo Global Management LLC	14,100	445,278
Blackstone Group LP/The	15,900	529,311
Oaktree Capital Group, LLC – Class A	9,900	453,420

		1,428,009

Building Products – 0.23%
Masco Corp.	5,300	211,046

Casinos & Gaming – 2.16%
Melco Resorts & Entertainment Ltd.*	40,500	1,023,840
Wynn Resorts Ltd.	6,300	929,187

		1,953,027

Construction Machinery & Heavy Trucks – 0.77%
Caterpillar, Inc.	5,100	692,580

Consumer Finance – 1.14%
Credit Acceptance Corp.*	3,600	1,032,228

Data Processing & Outsourced Services – 0.71%
Square, Inc.*	17,300	643,387

Diversified Banks – 3.67%
Bank of America Corp.	32,900	901,131
Citigroup, Inc.	18,100	1,330,350
HDFC Bank Ltd.	8,200	756,860
JPMorgan Chase & Co.	3,300	332,013

		3,320,354

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2017 (Unaudited)

	Shares	Fair Value
Diversified Support Services – 0.86%
Cintas Corp.	5,200	$775,008

Environmental & Facilities Services – 0.52%
Republic Services, Inc.	7,200	468,504

Health Care Equipment – 0.04%
Intuitive Surgical, Inc.*	100	37,536

Home Entertainment Software – 0.22%
Activision Blizzard, Inc.	3,000	196,470

Home Furnishings – 0.32%
Mohawk Industries, Inc.*	1,100	287,936

Home Improvement Retail – 1.65%
Home Depot, Inc./The	9,000	1,492,020

Homebuilding – 0.01%
D.R. Horton, Inc.	100	4,421

Hypermarkets & Super Centers – 1.17%
Wal-Mart Stores, Inc.	12,100	1,056,451

Industrial Conglomerates – 1.07%
Honeywell International, Inc.	6,700	965,872

Industrial REITs – 1.03%
DCT Industrial Trust, Inc.	16,100	934,122

Integrated Oil & Gas – 3.05%
Chevron Corp.	11,900	1,379,091
Royal Dutch Shell PLC ADR	21,800	1,374,054

		2,753,145

Internet Software & Services – 0.89%
Etsy, Inc.*	28,600	477,620
IAC/InterActiveCorp*	2,500	322,625

		800,245

Investment Banking & Brokerage – 0.67%
Morgan Stanley	12,100	605,000

Managed Health Care – 1.09%
UnitedHealth Group, Inc.	4,700	988,034

See accompanying notes to financial statements.

Semi-Annual Report | October 31, 2017	5

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2017 (Unaudited)

	Shares	Fair Value
Publishing – 1.09%
New York Times Co./The – Class A	51,800	$989,380

Restaurants – 1.03%
McDonald’s Corp.	5,600	934,696

Semiconductor Equipment – 0.56%
Applied Materials, Inc.	9,000	507,870

Semiconductors – 0.56%
Broadcom Ltd.	1,900	501,429

Soft Drinks – 0.53%
Coca-Cola Co./The	10,400	478,192

Specialized Consumer Services – 0.60%
Weight Watchers International, Inc.*	12,100	543,532

Specialized REITs – 1.04%
Digital Realty Trust, Inc.	7,900	935,676

Specialty Chemicals – 0.42%
Albemarle Corp.	2,700	380,403

Systems Software – 1.08%
Microsoft Corp.	11,600	964,888
Red Hat, Inc.*	100	12,083

		976,971

Technology Hardware, Storage Peripherals – 1.55%
Apple, Inc.	8,300	1,403,032

Trading Companies & Distributors – 1.00%
United Rentals, Inc.*	6,400	905,472

Water Utilities – 1.69%
American Water Works Co., Inc.	6,300	552,888
Aqua America, Inc.	27,400	972,152

		1,525,040

TOTAL COMMON STOCKS – LONG
(Cost $33,035,276)		36,315,339

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2017 (Unaudited)

	Shares	Fair Value
EXCHANGE-TRADED FUNDS – LONG – 4.02%
Ishares MSCI India ETF	13,100	$461,710
iShares TIPS Bond ETF	18,100	2,059,780
Vanguard Short-Term Inflation-Protected Securities ETF	13,200	653,928
WisdomTree India Earnings Fund	17,000	459,170

TOTAL EXCHANGE-TRADED FUNDS – LONG
(Cost $3,580,401)		3,634,588

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date
PURCHASED PUT OPTIONS – 0.02%
Gray Television, Inc.	380	$475,000	$12.50	November 2017	3,800
Nexstar Media Group, Inc.	110	605,000	55.00	January 2018	13,860

TOTAL PURCHASED PUT OPTIONS
(Cost $116,438)		17,660
MONEY MARKET SECURITIES – 27.75%
First American Treasury Obligations Fund – Class Z, 0.92%(a)	25,073,828	25,073,828

TOTAL MONEY MARKET SECURITIES
(Cost $25,073,828)		25,073,828
TOTAL INVESTMENTS – 71.97%
(Cost $61,805,943)		65,041,415

Other Assets in Excess of Liabilities – 28.03%		25,333,976

NET ASSETS – 100.00%		$90,375,391

(a)	Rate disclosed is the seven day effective yield as of October 31, 2017.
*	Non-income producing security.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Fair Value
COMMON STOCKS – SHORT – (10.68)%
Consumer Finance – (1.97)%
Credit Acceptance Corp.*	(6,200)	$(1,777,726)

Data Processing & Outsourced Services – (0.94)%
Alliance Data Systems Corp.	(3,800)	(850,174)

Diversified Banks – (0.64)%
Westpac Banking Corp.	(22,700)	(576,126)

See accompanying notes to financial statements.

Semi-Annual Report | October 31, 2017	7

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
October 31, 2017 (Unaudited)

	Shares	Fair Value
Education Services – (1.07)%
Adtalem Global Education, Inc.*	(13,300)	$(491,435)
Bridgepoint Education, Inc.*	(19,000)	(183,920)
Career Education Corp.*	(27,100)	(289,428)

		(964,783)

Electrical Components & Equipment – (1.22)%
Acuity Brands, Inc.	(6,600)	(1,103,520)

General Merchandise Stores – (1.02)%
Big Lots, Inc.	(18,000)	(923,580)

Industrial Machinery – (1.00)%
Snap-on, Inc.	(5,700)	(899,346)

Motorcycle Manufacturers – (0.97)%
Harley-Davidson, Inc.	(18,600)	(880,524)

Packaged Foods & Meats – (0.01)%
Kraft Heinz Co./The	(100)	(7,733)

Pharmaceuticals – 0.00%
Mallinckrodt PLC*	(100)	(3,167)

Residential REITs – (1.84)%
Apartment Investment & Management Co. – Class A	(6,300)	(277,074)
AvalonBay Communities, Inc.	(5,000)	(906,650)
Camden Property Trust	(100)	(9,124)
Equity Residential	(7,000)	(470,820)

		(1,663,668)

TOTAL COMMON STOCKS – SHORT
(Proceeds Received $9,367,952)		(9,650,347)
EXCHANGE-TRADED FUNDS – SHORT – (1.48)%
iShares 20+ Year Treasury Bond ETF	(100)	(12,446)
iShares 3-7 Year Treasury Bond ETF	(8,300)	(1,021,896)
IShares MSCI Turkey ETF	(7,200)	(301,104)

TOTAL EXCHANGE-TRADED FUNDS – SHORT
(Proceeds Received $1,332,683)		(1,335,446)
TOTAL SECURITIES SOLD SHORT – (12.16)%
(Proceeds Received $10,700,635)		$(10,985,793)

*	Non-income producing security.

The sub-industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statement of Assets and Liabilities
October 31, 2017 (Unaudited)

ASSETS
Investments in securities at fair value (cost $61,805,943)	$65,041,415
Cash	25,000,000
Deposit held by broker for securities sold short	10,794,799
Receivable for fund shares sold	92,959
Receivable for investments sold	1,925,768
Dividends and interest receivable	37,732
Prepaid expenses	39,349

Total Assets	102,932,022

LIABILITIES
Securities sold short, at value (proceeds received $10,700,635)	10,985,793
Payable for fund shares redeemed	10,349
Payable for investments purchased	1,341,174
Payable to Adviser	78,463
Payable to Administrator	23,620
Payable to trustees	62,000
Other accrued expenses	55,232

Total Liabilities	12,556,631

Net Assets	$90,375,391

Net Assets consist of:
Paid-in capital	$94,857,603
Accumulated net investment loss	(1,016,925)
Accumulated net realized loss from investments	(6,415,603)
Net unrealized appreciation on investments and securities sold short	2,950,316

Net Assets	$90,375,391

Shares outstanding, par value $0.10 per share (30,000,000 authorized shares)	4,399,505

Net asset value, offering price and redemption price per share(a)	$20.54

(a)	Redemption price may differ from NAV if redmption fee is applied.

See accompanying notes to financial statements.

Semi-Annual Report | October 31, 2017	9

Caldwell & Orkin Market Opportunity Fund	Statement of Operations
For the Six Months Ended October 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,794)	$517,678
Interest income	3,493

Total investment income	521,171

EXPENSES
Investment advisory fees (Note 2)	509,531
Dividend expense on securities sold short	221,163
Director’s fees and expenses (Note 6)	106,725
Interest	60,481
Legal	55,963
Transfer agent (Note 2)	15,245
Administration (Note 2)	30,571
Insurance	23,180
Registration	20,428
Fund accounting (Note 2)	17,577
Audit	15,289
Report printing	14,827
Chief Compliance Officer (Note 2)	10,119
Custodian	7,666
Pricing	1,445
Miscellaneous	41,680

Total expenses	1,151,890

Net investment loss	(630,719)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	4,207,031
Purchased options	(1,302,716)
Securities sold short	(1,605,337)
Foreign currency transactions	(445)
Change in unrealized appreciation (depreciation) on:
Investments	(1,566,603)
Purchased options	119,394
Securities sold short	(378,140)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES, PURCHASED OPTIONS, SECURITIES SOLD SHORT AND FOREIGN CURRENCIES	(526,816)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,157,535)

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statements of Changes In Net Assets

	For the Six Months Ended October 31, 2017	For the Year Ended April 30, 2017
	(Unaudited )

INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
Net investment loss	$(630,719)	$(1,873,252)
Net realized gain (loss) on investments, purchased options, securities sold short and foreign currency translations	1,298,533	2,175,418
Change in unrealized appreciation (depreciation) on investments, purchased options and securities sold short	(1,825,349)	(7,787,565)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(1,157,535)	(7,485,399)

CAPITAL TRANSACTIONS
Proceeds from shares sold	3,133,088	21,349,828
Amount paid for shares redeemed	(28,216,230)	(105,592,465)
Proceeds from redemption fees (Note 1)	6,194	9,735

Net decrease in net assets resulting from capital transactions	(25,076,948)	(84,232,902)

TOTAL DECREASE IN NET ASSETS	(26,234,483)	(91,718,301)

NET ASSETS
Beginning of period	116,609,874	208,328,175

End of period	$90,375,391	$116,609,874

Accumulated net investment loss	$(1,016,925)	$(386,206)

SHARE TRANSACTIONS
Shares sold	153,710	1,011,479
Shares redeemed	(1,381,217)	(5,042,880)

Net decrease in shares outstanding	(1,227,507)	(4,031,401)

See accompanying notes to financial statements.

Semi-Annual Report | October 31, 2017	11

Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a share outstanding during each of the periods presented.

	For the Six Months Ended October 31, 2017 (Unaudited)		For the Year Ended April 30, 2017		For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net Asset Value, Beginning of Period	$20.72		$21.57		$22.94	$20.88	$22.97	$20.56

Income from investment operations:
Net investment income (loss)	(0.16)		(0.25	)(a)	(0.36)	(0.49)	(0.29)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.02)		(0.60)		0.30	2.71	(1.30)	2.60

Total from Investment Operations	(0.18)		(0.85)		(0.06)	2.22	(1.59)	2.40

Less Distributions to Shareholders From:
Net realized gains on investments	–		–		(1.32)	(0.17)	(0.51)	–

Total distributions	–		–		(1.32)	(0.17)	(0.51)	–

Paid in Capital:
Paid in capital from redemption fees	–	(b)	–	(b)	0.01	0.01	0.01	0.01

Net Asset Value, End of Period	$20.54		$20.72		$21.57	$22.94	$20.88	$22.97

Total Return(c)	(0.87	)%(d)	(3.94)%		(0.56)%	10.68%	6.92%	11.72%

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$90,375		$116,610		$208,328	$128,935	$165,472	$260,916
Ratios to Average Net Assets:
Management fees	1.00	%(e)	1.00%		1.00%	1.00%	1.00%	1.00%
Adminstrative and other expenses	0.71	%(e)	0.40%		0.37%	0.44%	0.29%	0.27%

Expenses before dividends on securities sold short and interest expense	1.71	%(e)	1.40%		1.37%	1.44%	1.29%	1.27%
Interest expense	0.12	%(e)	0.31%		0.85%	0.63%	0.30%	0.46%
Expenses from dividends on securities sold short	0.43	%(e)	0.29%		0.73%	0.57%	0.14%	0.26%

Ratio of total net expenses	2.26	%(e)	2.00%		2.95%	2.64%	1.73%	1.99%
Ratio of net investment loss	(1.24	)%(e)	(1.18)%		(2.06)%	(1.80)%	(0.98)%	(0.87)%

Portfolio Turnover Rate	243	%(d)	499%		415%	434%	657%	352%

(a)	Calculated using average shares outstanding.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. C&O Funds Advisor, Inc. (the “Adviser”) uses a catalyst-driven, multi-dimensional, disciplined investment process focusing on active asset allocation, security selection and surveillance to achieve the Fund’s investment objective. The Adviser’s philosophy in managing the Fund is to focus on risk as well as return. The Adviser utilizes an investment philosophy based upon sophisticated exploitation of the low-risk anomaly. The low-risk anomaly stands in direct contradiction to the conventional beliefs of Efficient Market Hypothesis stating that high risk is equated with higher return. The Adviser takes the opposite view – we believe that lower risk can result in higher return.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a value instead. Debt securities are valued at the price provided by an independent pricing service. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | October 31, 2017	13

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —

Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 —

Quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability.

Level 3 —

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at value:

Investments in Securities*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$36,315,339	$—	$—	$36,315,339
Exchange-Traded Funds	3,634,588	—	—	3,634,588
Purchased Put Options	17,660	—	—	17,660
Money Market Securities	25,073,828	—	—	25,073,828
Total	$65,041,415	$—	$—	$65,041,415

Liabilities
Securities Sold Short
Common Stocks	$(9,650,347)	$—	$—	$(9,650,347)
Exchange-Traded Funds	(1,335,446)	—	—	(1,335,446)
Total	$(10,985,793)	$—	$—	$(10,985,793)

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. There were no transfers between any levels as of October 31, 2017 based on input levels as of April 30, 2017.

Use of Derivatives

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities. The Fund’s investment objective not only

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract holder. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Purchasing Put and Call Options: The Fund may invest in options on securities and indices, and use such securities either to hedge risk or enhance the long positions in the Fund’s portfolio.

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options: The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the

Semi-Annual Report | October 31, 2017	15

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates some of the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund did not transact in any written options during the six months ended October 31, 2017.

The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2017 (a):

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity (Purchased Options Contracts)	Investments, at value	$17,660	N/A	N/A

(a)	For open derivative instruments as of October 31, 2017, see the Schedule of Investments, which is also indicative of the activity for the six months ended October 31, 2017.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended October 31, 2017:

Risk Exposure	Statement of Operations Location	Realized Gain (Loss) of Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity (Purchased Options Contracts)	Net realized loss on purchased options/ Net change in unrealized appreciation on purchased options	$(1,302,716)	$119,394

Significant Ownership Concentration

At October 31, 2017, the Fund invested 27.75% total net assets in the First American Treasury Obligations Fund — Class Z (FUZXX) (the “Money Market Fund”). The financial statements of the Money Market Fund, including the portfolio of investments, are included in the First American Treasury Obligations Fund’s (Class Z) annual report and can be found at www.firstamericanfunds.com and should be read in conjunction with the Fund’s financial statements. The Fund uses the money market instrument as a vehicle for holding collateral related to securities sold short. As stated in the Fund’s prospectus, the Fund will typically invest between 0% and 50% of net assets in money market securities and fixed income securities. This portion of the Fund’s portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although generally cash equivalents are emphasized more than bonds. The corporate bonds purchased may have any maturity and be of any rating or quality, as long as Fund management believes it is consistent with the Fund’s investment objective.

The Money Market Fund seeks to provide maximum current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements collateralized by such obligations.

Fund management considers investments in securities sold short to be part of managed assets, thereby reducing the Fund’s available cash balance. If the absolute value of securities sold short was added to the Fund’s total long positions as of October 31, 2017 total investments would equal 56.38%, as a percentage of net assets. This would result in cash equivalents representing 43.62% of net assets, vs. the 15.59% that is disclosed on the Schedule of Investments. This better illustrates the Fund’s net cash exposure as of October 31, 2017.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued

Semi-Annual Report | October 31, 2017	17

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the six months ended October 31, 2017, the Fund recorded $6,194 in redemption fee proceeds.

Securities Transactions and Related Investment Income

The Fund follows industry practice and records securities transactions on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Income Taxes

The Fund has qualified and intends to qualify with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the company’s tax positions and concluded that no liability for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014, 2015, and 2016) or expected to be taken in the company’s 2017 tax returns. The company identifies its major tax jurisdictions as U.S. federal, Georgia and Maryland, and foreign jurisdictions where the company makes significant investments; however, the company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

2. COMMITMENTS AND OTHER AGREEMENTS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding an annual rate of 2.00% of the Fund’s average daily net assets. No fee waiver or reimbursement by the Adviser was required during the six months ended October 31, 2017.

For the six months ended October 31, 2017, the Adviser was a wholly-owned subsidiary of Caldwell & Orkin. Certain Directors and Officers of the Fund are also officers of the Adviser.

Ultimus Fund Solutions, LLC (“the Administrator”) provides fund accounting, fund administration and transfer agency services under a Master Services Agreement to the Fund. The Fund pays the Administrator fees for its services under the Master Services Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s securities.

Under a Compliance Consulting Agreement with the Fund, the Administrator provides the Fund with a Chief Compliance Officer along with support services. The Fund pays the Administrator an annual fee to provide these services.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as distributor to the Fund. The Fund does not pay the Distributor for these services. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

Semi-Annual Report | October 31, 2017	19

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

3. INVESTMENT PORTFOLIO TRANSACTIONS

During the six months ended October 31, 2017, the Fund purchased $115,697,210 and sold $150,782,393 of securities, excluding securities sold short and short-term investments.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At October 31, 2017, the Fund had approximately 12% of its total net assets in short positions.

For the year ended October 31, 2017, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $66,220,466 and $57,114,004, respectively.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

4. TAX BASIS INFORMATION

As of October 31, 2017, the net unrealized appreciation (depreciation) of investments, including short securities, for tax purposes was as follows:

Gross Unrealized Appreciation	$2,468,936
Gross Unrealized Depreciation	(765,003)

Net Unrealized Apprecation	$1,703,933

There were no distributions during the six months ended October 31, 2017 or the fiscal year ended April 30, 2017.

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated capital and other losses	$(6,853,961)
Unrealized appreciation	3,529,284

$(3,324,677)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses and investments in partnerships and certain other investments.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended April 30, 2017, the Fund deferred $386,206 in Qualified Late Year Ordinary Losses.

As of April 30, 2017, the Fund has available for tax purposes an unused capital loss carryforward of $6,461,379 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2017, the Fund increased accumulated net realized loss on investments by $37,015, increased undistributed net investment loss by $2,670,407 and decreased paid-in capital by $2,702,422. These reclassifications are due to investments in partnerships, commodities, nondeductible dividend expenses and certain other temporary and permanent book and tax reclassifications.

5. RELATED PARTY TRANSACTIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the

Semi-Annual Report | October 31, 2017	21

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
October 31, 2017 (Unaudited)

normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

6. DIRECTOR COMPENSATION

The Fund pays each Director, other than the Independent Chairman, who is not affiliated with the Adviser an annual fee of $15,000 per year, plus $3,500 for each in-person meeting attended and $1,500 for each other meeting attended. The Fund pays the Independent Chairman an annual fee of $19,000 per year, plus $5,250 for each in-person meeting attended and $3,250 for each other meeting attended. The Fund pays the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500. In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting.

The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings. Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund. Accordingly, each Director who is not affiliated with the Adviser receives shares of the Fund with a value equal to the cash compensation they would have otherwise received.

7. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined that there are additional disclosures to be made: Effective November 1, 2017 Gator Capital Management, LLC, a Delaware limited liability company entered into an interim management agreement with the Fund. The interim management agreement was approved by the Board (all directors voting) and separately by the independent directors at a meeting of the Board held on October 10, 2017. The interim management agreement will continue in effect for a term ending on the earlier of 150 days from the effective date of the interim management agreement or when shareholders of the Fund approve the proposed new management agreement described below.

A definitive proxy statement was filed with the Securities and Exchange Commission on November 30, 2017. The proxy statement, which is currently being distributed to shareholders, recommends that shareholders approve the election of three new Directors to the Board of Directors in conjunction with the approval of the new management agreement between the Fund and Gator Capital Management, LLC, which will take the place of the current interim management agreement.

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Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
October 31, 2017 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, May 1, 2017 through October 31, 2017. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period (1)	Annualized Expense Ratio
Actual	$1,000.00	$991.30	$11.36	2.26%
Hypothetical (2)	$1,000.00	$1,013.79	$11.49	2.26%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

Semi-Annual Report | October 31, 2017	23

Caldwell & Orkin Market Opportunity Fund	Additional Information
October 31, 2017 (Unaudited)

DIRECTOR	APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Directors of The Caldwell & Orkin Funds, Inc. (the “Board”) is responsible for overseeing management of the Caldwell & Orkin Market Opportunity Fund (the “Fund”). As required by law, on an annual basis the Board determines whether to continue the Fund’s management agreement (the “Management Agreement”) with C&O Funds Advisor, Inc., the manager of the Fund (the “Manager”).

The Board considered the renewal of the Management Agreement at an in-person meeting at the office of the Manager on June 15, 2017. Prior to the meeting, the Independent Directors and their independent legal counsel met in executive session and were fully briefed on required considerations contained in Section 15(c) of the Investment Company Act, as amended, and judicial interpretations thereof. The Independent Chairman noted that (i) a copy of the Management Agreement; (ii) the Manager’s Form ADV; (iii) the Manager’s financial statements; (iv) a memorandum from Paul, Hastings LLP (legal counsel to the Manager and the Fund) relevant to the continuance of the Management Agreement (including the issues and legal standards the Board should consider in evaluating whether to renew the Management Agreement); (v) a memorandum from the Manager to the Board relevant to the Management Agreement; and (vi) other relevant materials (including data regarding the Fund’s performance record and the performance records of other funds in the long/short category and information about the Fund’s expense ratio and management fees, and the expense ratios and management fees of other funds in the long/short category) had been reviewed and considered by the Independent Directors with advice of the Independent Directors’ counsel.

The Independent Directors and their independent legal counsel met without members of Fund management present to review the materials presented, and to discuss the investment management and administrative services provided by the Manager to the Fund, the income, expenses and profitability of the Manager related to the Fund and related information about the Fund. The Independent Directors and their independent legal counsel also met with management of the Manager in their consideration of renewal of the Management Agreement.

(i)

The nature, extent, and quality of the services provided by the Manager. In this regard, the Board reviewed the services being provided by the Manager to the Fund including, without limitation, its investment advisory and administrative services since the Fund’s inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of various officers to the Fund without additional compensation. After reviewing the foregoing information, the Board concluded that the quality, extent and nature of the services provided by the Manager were satisfactory and adequate for the Fund.

(ii)

The investment performance of the Fund and Manager. In this regard, the Board compared the performance of the Fund with the performance of comparable funds managed by other advisers. In particular, the Board noted the Fund’s absolute and relative performance during various periods for the calendar and fiscal years ended

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December 31, 2016 and April 30, 2017, respectively. The Board also considered the consistency of the Manager’s management of the Fund with the Fund’s investment objective and policies, and long-term performance of the Fund. Following further discussion, the Board concluded that the investment performance of the Fund and Manager was consistent with the Fund’s objectives and policies.

(iii)

The costs of the services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. In this regard, the Board considered the Manager’s staffing, personnel and methods of operating; the financial condition of the Manager and the level of commitment to the Fund and the Manager by the principals of the Manager; the asset levels of the Fund; and the overall expenses of the Fund. The Board also considered potential benefits for the Manager in managing the Fund, including promotion of the Manager’s name, the ability for the Manager to place small accounts into the Fund, and the potential for the Manager to generate “soft dollars” (commission dollars used to purchase research and brokerage services) from Fund trades that may benefit the Manager’s clients other than the Fund. The Board then compared the fees and expenses of the Fund to other funds similar to the Fund in terms of the type of fund, the style of investment management (including, in particular, the use of short selling as part of the Fund’s principal investment strategy) and the nature of the investment strategy and markets invested in by the Fund, among other factors. The Board reviewed data on the Fund’s management fees, noting that the Fund’s net operating expense ratio was low compared to other funds with comparable objectives and strategies. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Manager by the Fund were fair and reasonable.

(iv)

The extent to which economies of scale would be realized as the Fund grows, and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Manager, the Fund’s fee arrangements with other service providers, and the expense cap included in the Management Agreement. The Board considered the Fund’s fee level break points, and noted that the Fund’s shareholders benefit from economies of scale as the Manager’s management fees are reduced as asset levels increase. Following further discussion of the Fund’s current asset levels and fee breakpoints, the Board determined that the Fund’s fee arrangements with the Manager reflect economies of scale for the benefit of Fund shareholders.

Based upon its evaluation of the information, materials and factors described above, as well as others (including the Board’s extensive knowledge of the Fund’s operations and the Manager’s involvement with the Fund), the Directors concluded (i) that the terms (including, without limitation, the fees) of the Management Agreement were reasonable and fair in light of the nature and quality of services performed by the Manager; (ii) that they were satisfied with the Manager’s services, personnel and investment strategy; and (iii) that it was in the best interest of the Fund and its shareholders to renew the Management Agreement. Throughout the deliberation process, the Independent Directors were advised by their independent counsel.

Semi-Annual Report | October 31, 2017	25

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Semi-Annual Report to Shareholders

BOARD OF DIRECTORS	TRANSFER, REDEMPTION	LEGAL COUNSEL
Frederick T. Blumer, Independent Chairman	& DIVIDEND DISBURSING AGENT	Kilpatrick Townsend & Stockton LLP
Michael B. Orkin, President	Ultimus Fund Solutions, LLC	1001 West Fourth Street
David L. Eager James L. Underwood	P.O. Box 46707 Cincinnati, OH 45246-0707	Winston-Salem, NC 27101-2400

INDEPENDENT
INVESTMENT ADVISER	CUSTODIAN	DIRECTORS’ COUNSEL
Gator Capital Management, LLC	U.S. Bank N.A.	Arnall Golden Gregory LLP
100 S. Ashley Drive,	1555 N. Rivercenter Dr.	171 17th Street, NW,
Suite 895	MK-WI-5302	Suite 2100
Tampa, FL 33602	Milwaukee, WI 53212	Atlanta, GA 30363

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31, 2017. The commentary reflects the views of the investment manager through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 467-7903, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule - The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800 SEC-0330.

Fund Information - For more information about the Fund please call (800) 467-7903 or visit the Fund’s website at https://caldwellorkin.com.

Gator Capital Management, LLC

100 S. Ashley Drive, Suite 895

Tampa, Fl 33602

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the report to Stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Caldwell & Orkin Funds, Inc.

By (Signature and Title)	/s/ Michael B. Orkin
Michael B. Orkin, President and Principal Executive Officer

Date	January 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael B. Orkin
Michael B. Orkin, President and Principal Executive Officer

Date	January 3, 2018

By (Signature and Title)	/s/ David R. Bockel, Jr.
David R. Bockel, Jr., Treasurer and Principal Financial Officer

Date	January 3, 2018